SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






       Date of Report (Date of earliest reported event): May 17, 2001



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                      0-23044                 93-0976127
(State or other jurisdiction of  (Commission File No.)        (IRS Employer
incorporation or organization)                              Identification No.)




                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)





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ITEM 5.  Other Events

               On May 17, 2001, Motient Corporation, MR Acquisition Corp., Rare Medium Group, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., and AIF IV/RRRR LLC entered into an agreement amending in certain respects the Agreement and Plan of Merger dated May 14, 2001.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following document is filed as an exhibit to the report:

2.1a Letter Agreement, dated May 17, 2001, between Motient Corporation, MR Acquisition Corp., Rare Medium Group, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., and AIF IV/RRRR LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOTIENT CORPORATION



                                          By:    /s/Randy S. Segal
                                                 Randy S. Segal
                                                 Senior Vice President, General
                                                 Counsel and Secretary


Date: May 18, 2001